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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): April 3, 2014

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.     Results of Operations and Financial Condition.

On April 3, 2014, Beazer Homes USA, Inc. (the "Company") issued a press release announcing certain preliminary operational results for the three months ended March 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01.     Other Events.

On April 3, 2014, the Company issued a press release announcing that the Company has commenced a private offering of $300 million of senior notes. A copy of the press release announcing the offering is attached hereto as Exhibit 99.2 and incorporated by reference herein. Exhibit 99.1 is also incorporated by reference in this Item 8.01.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 3, 2014 announcing certain preliminary operational results for the three months ended March 31, 2014.
99.2	Press Release dated April 3, 2014 announcing private offering of $300 million of senior notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: April 3, 2014	By:	/s/ Kenneth F. Khoury
Kenneth F. Khoury Executive Vice President, Chief Administrative Officer and General Counsel